UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2016

ENDOCHOICE HOLDINGS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-37414	90-0886803
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

11810 Wills Road Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (888) 682-3636

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 27, 2016, EndoChoice Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boston Scientific Corporation, a Delaware corporation (“Parent”), and Falcon Merger Corp., Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”), providing for the merger of Purchaser with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly-owned subsidiary of Parent.  In accordance with the terms of the Merger Agreement, and as previously disclosed, on October 7, 2016, Purchaser commenced a tender offer (the “Offer”) for the Company’s common stock, par value $0.001 per share (the “Shares”). By its terms, the Offer expired one minute after 11:59 P.M., New York City time, on Monday, November 21, 2016, and Purchaser accepted all validly tendered Shares for purchase. In accordance with the terms of the Merger Agreement, on November 22, 2016 (the “Closing Date”), the Merger was consummated.  At the effective time of the closing of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than Shares irrevocably accepted for payment in the Offer, Shares held by Parent or the Purchaser and Shares for which a Company stockholder has properly exercised appraisal rights under Delaware law) was automatically converted into the right to receive $8.00 per Share, net to the holder in cash, less any applicable withholding taxes and without interest.

The foregoing description of the Merger, the Merger Agreement and the Offer does not purport to be complete in all respects and is qualified in its entirety by reference to both the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2016, and the Offer to Purchase, which was attached as Exhibit (a)(1)(A) to the Schedule TO of Parent and Purchaser filed with the SEC on October 7, 2016, each of which is incorporated herein by reference.

A copy of the joint press release issued by the Company, Parent and Purchaser on November 22, 2016 announcing the expiration and results of the Offer and the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2016, the Company notified the New York Stock Exchange (“NYSE”) of the completion of the Merger and requested that (i) trading of the Shares on the NYSE be suspended prior to the opening of business on November 22, 2016 and (ii) the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares.  As of the opening of business on November 22, 2016, the Shares which traded under the symbol “GI”, ceased trading on, and are being delisted from, the NYSE. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 5.01    Changes in Control of Registrant.

As a result of the consummation of the Offer and the Merger, a change in control of the Company occurred and the Company became an wholly-owned subsidiary of Parent.  The information set forth under Items 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.  Purchaser obtained the funds for the purchase of the Company’s outstanding Shares, options and restricted stock units in the transaction from Parent.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, the members of the Company’s Board of Directors immediately prior to the Effective Time, which consisted of James R. Balkcom, J. Scott Carter, D. Scott Davis, William R. Enquist, Mark G. Gilreath, R. Scott Huennekens, David L. Kaufman and David H. Mowry, resigned as directors of the Company.  On November 22, 2016, Vance R. Brown and Mark R. Slicer became the new directors of the Company by operation of law immediately following the Effective Time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on the Closing Date, the Certificate of Incorporation of the Company was amended and restated in its entirety (the “Certificate of Incorporation”) and the Bylaws of the Company were amended and restated in their entirety (the “Bylaws”). A copy of the Certificate of Incorporation and the Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of September 27, 2016, by and among EndoChoice Holdings, Inc., Boston Scientific Corporation and Falcon Merger Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 27, 2016 (File No. 001-37414)).

2.2	Offer to Purchase, dated October 7, 2016 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed on October 7, 2016, by Parent and Purchaser).

3.1	Certificate of Incorporation of EndoChoice Holdings, Inc.

3.2	Bylaws of EndoChoice Holdings, Inc.

99.1

Joint Press Release issued by EndoChoice Holdings, Inc., Boston Scientific Corporation and Falcon Merger Corp. dated November 22, 2016 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 4 to the Schedule TO filed on November 22, 2016, by Parent and Purchaser).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2016	ENDOCHOICE HOLDINGS, INC.

	By:	/s/ Mark R. Slicer
Mark R. Slicer
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of September 27, 2016, by and among EndoChoice Holdings, Inc., Boston Scientific Corporation and Falcon Merger Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 27, 2016 (File No. 001-37414)).

2.2	Offer to Purchase, dated October 7, 2016 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed on October 7, 2016, by Parent and Purchaser).

3.1	Certificate of Incorporation of EndoChoice Holdings, Inc.

3.2	Bylaws of EndoChoice Holdings, Inc.

99.1

Joint Press Release issued by EndoChoice Holdings, Inc., Boston Scientific Corporation and Falcon Merger Corp. dated November 22, 2016 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 4 to the Schedule TO filed on November 22, 2016, by Parent and Purchaser).